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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                OCTOBER 31, 2001
                        ---------------------------------
                        (Date of earliest event reported)


                           FIRST FEDERAL CAPITAL CORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                          Commission File No. 000-18046



           WISCONSIN                                            39-1651288
  ---------------------------                              -------------------
(State or other jurisdiction                                 (I.R.S. Employer
      of incorporation)                                     Identification No.)


          605 STATE STREET
        LA CROSSE, WISCONSIN                                        54601
--------------------------------------                          ------------
(Address of principal executive offices)                         (Zip Code)





                                 (608) 784-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

First Federal Capital Corp. is filing as Exhibit 99.1 to this Form 8-K its press release dated October 31, 2001 announcing the closing of the acquisition of American Community Bankshares, Inc. of Wausau, Wisconsin.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      N/A

         (b)      N/A

         (c)      Exhibit No.       Description

                 99.1      Press Release, dated October 31, 2001.









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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST FEDERAL CAPITAL CORP


Date:    November 1, 2001        By:  /s/   Michael W. Dosland
                                 ---------------------------------------------
                                 Michael W. Dosland, Senior Vice President and
                                 Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.            Description

      99.1             Press Release, dated October 31, 2001.